                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Bernard J. Duroc-Danner and Burt M. Martin or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities whether individually or on behalf of Weatherford International, Inc. or Weatherford International Ltd., to sign (a) any and all amendments (including post-effective amendments) to the Registration Statements of Weatherford International Inc. listed below, which Registration Statements are to be adopted and assumed by Weatherford International Ltd. through the filing of post-effective amendments, (b) any registration statement filed pursuant to Rule 462 under the Securities Act of 1933 for the offering registered on the Registration Statement on Form S-3 (File No. 333-83904), and
(c) any other registration statement previously filed by Weatherford International, Inc. or Weatherford International Ltd., and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

1.    Registration Statement on Form S-8 filed October 23, 1989 (File No.
      33-31662);

2.    Registration Statement on Form S-8 filed December 28, 1992 (File No.
      33-56384);

3.    Registration Statement on Form S-8 filed December 28, 1992 (File No.
      33-56386);

4.    Registration Statement on Form S-8 filed July 8, 1993 (File No. 33-65790);

5.    Registration Statement on Form S-8 filed November 17, 1995 (File No.
      33-64349);

6.    Registration Statement on Form S-8 filed October 4, 1996 (File No.
      333-13531);

7.    Registration Statement on Form S-8 filed May 9, 2000 (File No. 333-36598);

8.    Registration Statement on Form S-8 filed January 15, 1998 (File No.
      333-44345);

9.    Registration Statement on Form S-8 filed October 20, 2000 (File No.
      333-48320);

10. Registration Statement on Form S-8 filed October 20, 2000 (File No. 333-48322);

11.   Registration Statement on Form S-8 filed May 27, 1998 (File No.
      333-53633);

12. Registration Statement on Form S-8 filed January 30, 2002 (File No. 333-81678);

13. Registration Statement on Form S-8 filed January 30, 2002 (File No. 333-81676);

14. Registration Statement on Form S-3 filed February 20, 2002 (File No. 333-83094); and

15. Registration Statement on Form S-3 filed February 13, 2002 (File No. 333-82634).

         Signature                         Title                            Date
         ---------                         -----                            ----
 /s/ Bernard J. Duroc-Danner   President, Chief Executive Officer,      June 26, 2002
 ---------------------------   Chairman of the Board and Director
 Bernard J. Duroc-Danner       (Principal Executive Officer)


 /s/ Lisa W. Rodriguez         Vice President - Finance and Accounting  June 26, 2002
 -----------------------       (Principal Financial and Accounting
 Lisa W. Rodriguez             Officer)

 /s/ David J. Butters          Director and Deputy-Chairman             June 26, 2002
 -----------------------
 David J. Butters

 /s/ Philip Burguieres         Director                                 June 26, 2002
 -----------------------
 Philip Burguieres

 /s/ Sheldon B. Lubar          Director                                 June 26, 2002
 -----------------------
 Sheldon B. Lubar

 /s/ William E. Macaulay       Director                                 June 26, 2002
 -----------------------
 William E. Macaulay

 /s/ Robert B. Millard         Director                                 June 26, 2002
 -----------------------
 Robert B. Millard

 /s/ Robert K. Moses, Jr.      Director                                 June 26, 2002
 ---------------------------
 Robert K. Moses, Jr.

 /s/ Robert A. Rayne           Director                                 June 26, 2002
 -----------------------
 Robert A. Rayne